UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2023

Clever Leaves Holdings Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39820	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bodega 19-B Parque Industrial Tibitoc P.H, Tocancipá - Cundinamarca, Colombia	N/A
(Address of principal executive offices)	(Zip Code)

(561) 634-7430
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares without par value	CLVR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one common share at an exercise price of $11.50	CLVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2023, an asset purchase agreement (the “APA”) was entered into by and among Clever Leaves Holdings Inc. (the “Company”) as Guarantor, Clever Leaves Portugal Unipessoal, Lda. (the “Seller” or “Clever Leaves Portugal”), a wholly-owned subsidiary of the Company, and Terra Verde, Lda. (the “Purchaser”), a wholly-owned subsidiary of Curaleaf International, part of Curaleaf Holdings, Inc. Pursuant to the APA, the Purchaser agreed to acquire, and the Seller agreed to sell, certain laboratory and processing equipment for the production of cannabinoid products, as well as informational rights to policies and procedures for the production and manufacture of such cannabinoids that the Seller used in its EU-GMP certified cannabis processing facility in Setubal, Portugal (the “Transaction”). Under the terms of the APA, the total consideration paid to the Seller for the Transaction was EUR 2,500,000, which was paid in full by wire transfer of immediately available funds to the Seller’s bank account. The Transaction is one of the last steps in the Company’s previously announced wind-down of its operations in Portugal.

The foregoing description is qualified in its entirety by reference to the terms of the APA, a copy of which is being filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”).

The press release announcing the Transaction is included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Transaction was consummated on July 1, 2023. The information contained in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement dated July 1, 2023, by and among Clever Leaves Holdings Inc., Clever Leaves Portugal Unipessoal, Lda. and Terra Verde, Lda.
99.1	Press release, dated July 5, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clever Leaves Holdings Inc.

By:	/s/ Marta Pinto Leite
Name:	Marta Pinto Leite
Title:	General Counsel and Corporate Secretary

Date: July 5, 2023